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                                                                    Exhibit 23.1
                                                                    ------------


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

  We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Amended and Restated 1990 Stock Plan of Gensia, Inc. of our report dated February 9, 1996 with respect to the consolidated financial statements of Gensia, Inc. included in its Annual Report (10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.



                                        /s/ ERNST & YOUNG LLP

  San Diego, California
  August 14, 1996